UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 14, 2006

ICON INCOME FUND NINE, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-67638	13-4183234
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fifth Avenue, 4th Floor

New York, New York 10011

(Address of principal executive offices) (Zip Code)

(212) 418-4700

(Registrant's telephone number, including area code)

_______________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On March 14, 2006, ICON Income Fund Nine, LLC (“Fund Nine”) received notification that the charter extensions with Wilhelmsen Lines Shipowning AS (“Wilhelmsen”) with respect to three car and truck carrying vessels in which Fund Nine owns a 100% interest (the “Vessels”) were executed by the parties thereto. The charters with Wilhelmsen were due to expire on December 22, 2008. Pursuant to the charter extensions, Wilhelmsen has agreed to lease the Vessels until December 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND NINE, LLC
By: ICON CAPITAL CORP., its Manager
Dated: March 17, 2006	By:/s/ Thomas W. Martin
Thomas W. Martin
Chief Operating Officer